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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliestevent reported):
                       October 31, 2003 (October 31, 2003)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                      0-28104                  95-4527222
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)



      22619 Pacific Coast Highway                                  90265
          Malibu, California                                    (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799

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                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                OCTOBER 31, 2003


                                ITEMS IN FORM 8-K
                                -----------------


                                                                          Page
                                                                          ----

Facing Page                                                                 1

Item 5.           Other Events and Regulation FD Disclosure                 3

Item 7.           Financial Statements and Exhibits                         3

Signatures                                                                  4

Exhibit Index                                                               5

                                       2

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Item 5.  Other Events and Regulation FD Disclosure

     On October 30, 2003, the Registrant announced in a press release that its Chief Executive Officer, Jack Friedman, and Chief Financial Officer, Joel Bennett, will be speaking at the Harris Nesbitt Gerard PlayTIME Investor Conference in New York City on Monday, November 3, 2003, at 11:25 a.m. EST, and that such presentation will be able to be heard live via the Internet at the Registrant's website, www.jakkspacific.com, and will also be archived on its website through November 30, 2003.

     A copy of such press release is annexed as an exhibit hereto and is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits


         Exhibit
         Number             Description
         -------            -----------

         99.1*              October 30, 2003 Press Release


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         *   Filed herewith

                                       3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 31, 2003            JAKKS PACIFIC, INC.


                                    By:  /s/ Stephen G. Berman
                                         ------------------------------
                                         Stephen G. Berman
                                         President and Chief Operating Officer

                                       4

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                                  Exhibit Index


         Exhibit
         Number             Description
         -------            -----------

         99.1*              October 30, 2003 Press Release


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         *   Filed herewith

                                       5